SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: February 23, 2011

Citizens South Banking Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23971	54-2069979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: 704-868-5200

Item 8.01      Other Events

On February 23, 2011, Citizens South Bank, the wholly-owned subsidiary of Citizens South Banking Corporation, issued a press release to announce that it had hired Frank W. Ix as its Chief Credit Officer.  The text of the press release is included as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits

(d)           Exhibits

99.1           Press Release Announcing New Chief Credit Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CITIZENS SOUTH BANKING CORPORATION

DATE: February 23, 2011	By:	/s/ Kim S. Price Kim S. Price President and Chief Executive Officer

By:	/s/ Gary F. Hoskins Gary F. Hoskins Chief Financial Officer

EXHIBIT INDEX

99.1 Press Release Announcing New Chief Credit Officer